BEACON TACTICAL RISK ETF
SCHEDULE OF INVESTMENTS (Unaudited)
November 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUND — 99.4%
	FIXED INCOME - 99.4%
320,233	Vanguard Short-Term Bond ETF	$ 24,392,148

	TOTAL EXCHANGE-TRADED FUND (Cost $24,046,296)	24,392,148

	TOTAL INVESTMENTS - 99.4% (Cost $24,046,296)	$ 24,392,148
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.6%	152,873
	NET ASSETS - 100.0%	$ 24,545,021